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EXHIBIT 10.21

                            INDEMNIFICATION AGREEMENT

      This Indemnification Agreement (this "Agreement") is entered into on __________ to be effective for all purposes on ____________ (the "Effective Date"), by and between Arkansas Best Corporation, a Delaware corporation (the "Company"), and _____________ ("Director").

                              W I T N E S S E T H:

WHEREAS, public companies have experienced increasing difficulty in obtaining directors' and officers' liability insurance, significantly higher premiums than had historically been charged, and reductions in the coverage of such insurance; and

WHEREAS, the Company currently maintains such insurance but there can be no assurance that such insurance will be available to the Company and Director in the future; and

WHEREAS, the Company, in order to induce Director to serve or to continue to serve the Company, has agreed to provide Director with the benefits contemplated by this Agreement;

NOW, THEREFORE, in consideration of the promises, conditions, representations and warranties set forth herein, the Company and Director hereby agree as follows:

      1. Definitions. The following terms, as used herein, shall have the following respective meanings.

      "Change in Control" shall be deemed to have occurred if (i) any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended ("the Act")), other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company or a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Act), directly or indirectly, of securities of the Company representing 20% or more of the total voting power represented by the Company's then outstanding voting securities, (ii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors of the Company and any new director whose election by the Board of Directors or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease, for any reason, to constitute a majority of the Board of Directors, (iii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation that would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving

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      entity) at least 60% of the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or (iv) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for sale or disposition by the Company of all or substantially all of the Company's assets.

            "Claim" means any threatened, pending or completed action, suit or proceeding, or any inquiry or investigation, whether conducted by or on behalf of the Company or any other party, that Director in good faith believes might lead to the institution of any such action, suit or proceeding, whether civil, criminal, administrative, investigative or other.

            "Covered Act" means any breach of duty, neglect, error, misstatement, misleading statement, omission or other act done or wrongfully attempted by Director or any of the foregoing alleged by any claimant or any event or occurrence related to the fact that Director is or was a director, officer, employee, agent or fiduciary of the Company or is or was serving at the request of the Company as a director, officer, employee, trustee, agent or fiduciary of another corporation, partnership, joint venture, trust or other entity. For purposes of this Agreement, the Company agrees that Director's service on behalf of or with respect to any subsidiary of the Company shall be deemed to be at the request of the Company.

            "Determination" means a determination, based on the facts known at the time, by:

                  (i) a majority vote of a quorum of disinterested directors;

                  (ii) special, independent legal counsel in a written opinion prepared at the request of a majority of a quorum of disinterested directors or to pursuant to Section 4(a);

                  (iii) a majority of the disinterested stockholders of the
            Company; or

                  (iv) a final adjudication by a court of competent
            jurisdiction.

            "Determined" shall have a correlative meaning.

            "Excluded Claim" means any Claim:

                  (i) based upon or attributable to Director gaining in fact any personal profit or advantage to which Director is not entitled;

                  (ii) for the return by Director of any remuneration paid to
            Director without the previous approval of the stockholders of the Company which is illegal;

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                  (iii) for an accounting of profits in fact made from the
            purchase and sale by Director of securities of the Company within the meaning of Section 16 of the Act or similar provisions of any state law;

                  (iv) resulting from Director's knowingly fraudulent, dishonest or willful misconduct;

                  (v) for which indemnification is prohibited by applicable law;
            or

                  (vi) initiated by Director, other than a Claim solely seeking enforcement of the Company's indemnification obligations to Director or a Claim authorized by the Board of Directors.

            "Expenses" means any expense incurred by Director as a result of a Claim or Claims made against him for Covered Acts including, without limitation, attorneys' fees and all other costs, expenses and obligations paid or incurred in connection with investigating, defending, being a witness in, or participating in (including on appeal), or preparing to defend, be a witness in, or participate in any Claim relating to any Covered Act, but shall not include Fines.

            "Fines" means any fine, penalty or, with respect to an employee benefit plan, any excise tax or penalty assessed with respect thereto.

            "Losses" means any amount that Director is legally obligated to pay as a result of a Claim or Claims made against him for Covered Acts including, without limitation, damages and judgments and sums paid in settlement of a Claim or Claims, but shall not include Fines.

      2.    Maintenance of Directors' and Officers' Liability Insurance.

            (a) The Company hereby covenants and agrees that, so long as Director shall continue to serve as a director of the Company and thereafter so long as Director shall be subject to any Claim for any Covered Act, the Company, subject to Section 2(c), shall use its reasonable best efforts to maintain in full force and effect directors' and officers' liability insurance.

            (b) In all policies of directors' and officers' liability insurance maintained by the Company, Director shall be named as an insured in such a manner as to provide Director the same rights and benefits, subject to the same limitations, as are accorded to the Company's directors or officers most favorably insured by such policy.

            (c) The Company shall have no obligation to maintain directors' and officers' liability insurance if the Board of Directors of the Company determines in good faith that such insurance is not reasonably available, the premium costs for such insurance is disproportionate to the amount of coverage provided, or the coverage provided by such insurance is limited by exclusions so as to provide an insufficient benefit.

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      3. Indemnification. The Company shall indemnify Director and hold him harmless from any and all Losses, Expenses and Fines to the fullest extent authorized, permitted or not prohibited (i) by the General Corporation Law of the State of Delaware (the "GCL"), or any other applicable law (including judicial, regulatory or administrative interpretations or readings thereof), the Company's Restated Certificate of Incorporation or Amended and Restated Bylaws as in effect on the date hereof, or (ii) by any amendment thereof or other statutory provisions authorizing or permitting such indemnification that is adopted after the date hereof, subject to the further provisions of this Agreement. In the event that after the date hereof the Company provides any greater right of indemnification, in any respect, to any other person serving as an officer or director of the Company, then such greater right of indemnification shall inure to the benefit of and shall be deemed to be incorporated in this Agreement.

      4.    Excluded Coverage.

            (a) The Company shall have no obligation to indemnify Director for and hold him harmless from any Loss, Expense or Fine which has been Determined to constitute an Excluded Claim, provided that in the event of a Change in Control, then with respect to all matters thereafter arising concerning the rights of Director to indemnity payments and Expense advances under this Agreement, or under any other agreements, charter provisions or bylaws now or hereafter in effect relating to Claims for Covered Acts, a Determination with respect to an Excluded Claim shall be made only by a court of competent jurisdiction or by special, independent legal counsel selected by Director and approved by the Company (which approval shall not be unreasonably withheld), and who has not otherwise performed services for the Company or Director. In the event that Director and the Company are unable to agree on the selection of the special, independent legal counsel, such special, independent legal counsel shall be selected by lot from among at least five law firms designated by Director, having more than thirty-five (35) attorneys and having a rating of "av" or better in the then current Martindale-Hubbell Law Directory. Such selection shall be made in the presence of Director (and Director's legal counsel or either of them, as Director may elect). Such special, independent legal counsel, among other things, shall determine whether and to what extent Director would be permitted to be indemnified under applicable law and shall render its written opinion to the Company and Director to such effect.

            If there has been a Determination that the Company is not obligated to indemnify Director as a result of an Excluded Claim (whether by special, independent legal counsel or otherwise), Director shall have the right to commence litigation in any court in the State of Delaware having subject matter jurisdiction thereof, and in which venue is proper, challenging any such Determination; provided that the Company shall be entitled to be reimbursed by Director (who hereby agrees to reimburse the Company) for all such amounts theretofore paid with respect to such Excluded Claim (only upon a final judicial Determination that Director is not entitled to indemnification made with respect thereto as to which all rights of appeal therefrom have been exhausted or lapsed) and the Company shall be obligated to indemnify or advance any additional amounts to Director until such a judicial Determination has been made.

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            (b) The Company shall use its best efforts to make any Determination contemplated herein promptly. Upon request by Director, in connection with any matter for which indemnification or reimbursement may be sought hereunder, the Company agrees to promptly make a Determination whether such matter constitutes an Excluded Claim. In this connection, the Company agrees:

                  (i) if the Determination is to be made by a majority of
            disinterested directors of the Company or a committee thereof, such Determination shall be made not later than fifteen (15) days after a written request for a Determination (a "Request") is delivered to the Company by Director;

                  (ii) if the Determination is to be made by special,
            independent legal counsel, such Determination shall be made not later than twenty (20) days after a Request is delivered to the Company by Director; and

                  (iii) if the Determination is to be made by the stockholders of the Company, such Determination shall be made not later than ninety (90) days after a Request is delivered to the Company by Director.

            The failure to make a Determination within the above-specified time periods shall constitute a Determination approving full indemnification or reimbursement of Director. All costs of making the Determination shall be borne solely by the Company.

            (c) The Company shall have no obligation to indemnify Director and hold him harmless for any Loss, Expense or Fine to the extent that Director is actually and finally reimbursed for such Loss, Expense or Fine by the Company pursuant to the Company's Bylaws or otherwise.

            (d) The Company shall have no obligation to indemnify Director and hold him harmless for any Fines to the extent that such indemnification is prohibited by the GCL.

      5.    Indemnification Procedures.

            (a) Promptly after receipt by Director of notice of the commencement of or the threat of commencement of any Claim, Director shall, if indemnification with respect thereto is being sought from the Company under this Agreement, notify the Company of the commencement thereof, provided that failure to so notify the Company shall not relieve the Company from any liability that it may have to Director under this Agreement unless such failure materially and adversely affects the rights of the Company thereunder.

            (b) If, at the time of the receipt of such notice, the Company has directors' and officers' liability insurance in effect, the Company shall give prompt and proper notice of the commencement of such Claim to the insurer. The Company shall thereafter take all necessary or desirable action to pay or to cause such insurer to pay, on behalf of Director,

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      all Losses, Expenses and Fines payable as a result of such Claim in accordance with the terms of such policies.

            (c) To the extent the Company does not, at the time of the commencement of or the threat of commencement of such Claim, have applicable directors' and officers' liability insurance, or if the full amount of any Expenses arising out of such action, suit or Claim will not be payable under such insurance then in effect, the Company shall be obligated to pay the Expenses relating to any such Claim in advance of the final disposition thereof to the fullest extent permitted by law and the Company, if appropriate, shall be entitled to assume the defense of such Claim, with counsel satisfactory to Director, upon the delivery to Director of written notice of its election so to do. After delivery of such notice, the Company will not be liable to Director under this Agreement for any legal or other Expenses subsequently incurred by Director in connection with such defense other than reasonable costs of investigation, provided that Director shall have the right to employ his counsel in any such Claim but the fees and expenses of such counsel incurred after delivery of notice from the Company of its assumption of such defense shall be at the Director's expense, provided further that if
      (i) the employment of counsel by Director has been previously authorized by the Company, (ii) Director shall have reasonably concluded that there may be a conflict of interest between the Company and Director in the conduct of any such defense, or (iii) the Company shall not, in fact, have employed counsel to assume the defense of such action, the fees and expenses of counsel shall be at the expense of the Company.

            (d) All payments on account of the Company's indemnification obligations under this Agreement shall be made promptly, but in any event within thirty (30) days of Director's written request therefor, provided that all payments on account of the Company's obligations under Paragraph 5(c) of this Agreement prior to the final disposition of any Claim, shall be made within ten (10) days of Director's written request therefor.

            (e) Director agrees that he will reimburse the Company for all Losses, Expenses and Fines paid by the Company on behalf of Director in connection with any Claim against Director in the event and only to the extent that a Determination shall have been made by a court in a final adjudication from which there is no further right of appeal that the Director is not entitled to be indemnified by the Company for such amounts because the Claim is an Excluded Claim or because Director is otherwise not entitled to payment under this Agreement.

      6. Final Determination; Settlement. The Company shall pay all Losses or Fines for which Director is indemnified hereunder upon final determination thereof. The Company shall have no obligation to indemnify Director under this Agreement for any amounts paid in settlement of any Claim effected without the Company's prior written consent. The Company shall not settle any claim in any manner which would impose any Fine or any obligation on Director without Director's written consent. Neither the Company nor Director shall unreasonably withhold their consent to any proposed settlement.

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      7. Rights Not Exclusive. The rights provided hereunder shall not be deemed exclusive of any other rights to which Director may be entitled under any charter provision, bylaw, agreement, vote of stockholders or of disinterested directors or otherwise, both as to action in his official capacity and as to action in any other capacity by holding such office, and shall continue after Director ceases to serve the Company as a director. To the extent that a change in the GCL (whether by statute or judicial decision) permits greater indemnification by agreement than would be afforded currently under this Agreement, it is the intent of the parties hereto that Director shall enjoy by this Agreement the greater benefits so afforded by that change. Director's rights under this Agreement shall not be diminished by any amendment to the charter or bylaws, or of any other agreement or instrument to which Director is not a party, and shall not diminish any other rights that Director now or in the future has against the Company.

      8. Partial Indemnity. If Director is entitled under any provision of this Agreement to indemnification by the Company for some, but not all, of Director's Expenses, Fines or Losses, the Company shall indemnify Director for the portion thereof to which Director is entitled.

      9.    Contribution.

            (a) Contribution Payment. To the extent the indemnification provided for under any provision of this Agreement is Determined not to be permitted under applicable law, the Company, in lieu of indemnifying Director, shall, to the fullest extent permitted by law, contribute to the amount of any and all Expenses, Fines or Losses incurred or paid by Director for which such indemnification is not permitted. The amount the Company contributes shall be in such proportion as is appropriate to reflect the relative fault of Director, on the one hand, and of the Company and any and all other parties (including officers and directors of the Company other than Director) who may be at fault (collectively, including the Company, the "Third Parties"), on the other hand.

            (b) Relative Fault. The relative fault of the Third Parties and the Director shall be determined (i) by reference to the relative fault of Director as determined by the court or other governmental agency or (ii) to the extent such court or other governmental agency does not apportion relative fault, through a Determination after giving effect to, among other things, the relative intent, knowledge, access to information, and opportunity to prevent or correct the relevant events, of each party, and other relevant equitable considerations. The Company and Director agree that it would not be just and equitable if contribution were determined by pro rata allocation or by any other method of allocation that does take account of the equitable considerations referred to in this Section 9(b).

      10. No Presumption. For purposes of this Agreement, the termination of any Claim by judgment, order, settlement (whether with or without court approval), or conviction, or upon a plea of nolo contendere, or its equivalent, or an entry of an order of probation prior to judgment shall not create a presumption (other than any presumption arising as a matter of law that the parties may not contractually agree to disregard) that Director did not meet any particular standard of conduct or have any particular belief or that a court has determined that indemnification is not permitted by applicable law.

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      11.   Enforcement.

            (a) Director's right to indemnification shall be enforceable by Director only in the state courts of the State of Delaware and shall be enforceable notwithstanding any adverse Determination. In any such action, if a prior adverse Determination has been made, the burden of proving that indemnification is required under this Agreement shall be on Director. The Company shall have the burden of proving that indemnification is not required under this Agreement if no prior adverse Determination shall have been made.

            (b) In the event that any action is instituted by Director under this Agreement to enforce or interpret any of the terms of this Agreement or to seek recovery under any directors' and officers' liability insurance policies maintained by the Company, Director shall be entitled to be paid all costs and expenses (including reasonable counsel fees) and, if requested by Director, the Company shall advance those costs and expenses to Director, that are incurred by Director with respect to such action, unless the court determines that each of the material assertions made by Director as a basis for such action were not made in good faith, were frivolously presented for improper purpose, without evidentiary support, or otherwise santionable under Federal Rule of Civil Procedure No. 11 or an analogous rule or law, and provided further, that if a court makes such a finding, Director shall reimburse the Company for all amounts previously advanced to Director pursuant to this Section 11(b).

      12. Severability. In the event that any provision of this Agreement is determined by a court to require the Company to do or to fail to do an act which is in violation of applicable law, such provision shall be limited or modified in its application to the minimum extent necessary to avoid a violation of law, and, as so limited or modified, such provision and the balance of this Agreement shall be enforceable in accordance with its terms.

      13. Choice of Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware.

      14. Consent to Jurisdiction. The Company and Director each hereby irrevocably consent to the jurisdiction of the courts of the State of Delaware for all purposes in connection with any action or proceeding that arises out of or relates to this Agreement and agree that any action instituted under this Agreement shall be brought only in the state courts of the State of Delaware.

      15. Successors and Assigns. This Agreement shall be (i) binding upon all successors and assigns of the Company (including any transferee of all or substantially all of its assets and any successor by merger or otherwise by operation of law) and (ii) shall be binding on and inure to the benefit of the heirs, personal representatives, and estate of Director.

      16. Amendment. No amendment, modification, termination or cancellation of this Agreement shall be effective unless made in a writing signed by each of the parties hereto.

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      17. Subrogation. In the event of payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of the Director, who shall execute all instruments required and shall do everything that may be necessary to secure such rights, including the execution of such documents as may be necessary to enable the Company effectively to bring suit to enforce such rights.

      18. Counterparts. This Indemnification Agreement may be executed in multiple counterparts.

      IN WITNESS WHEREOF, the Company and Director have executed this Agreement as of the day and year first above written to be effective for all purposes on the Effective Date.

                                             ARKANSAS BEST CORPORATION

                                             By:
                                                ------------------------------
                                             Name:
                                             Title:

                                             ---------------------------------
                                             Director -
                                                         ---------------

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